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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of The
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         reported): September 21, 2004


                 CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of September 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-23, Mortgage Pass-Through Certificates, Series 2004-
                 23).


                                  CWMBS, INC.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                     333-100418             95-4449516
------------------------------     --------------    ----------------------
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)       Identification No.)



           4500 Park Granada
           Calabasas, California                            91302
     --------------------------------                   ----------------
          (Address of principal                           (Zip Code)
           executive offices)


       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------
                                      N/A
                ----------------------------------------------
        (Former name or former address, if changed since last report.)


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act  (17 CFR 240.13e-4(c))

Section 8.  Other Events.
---------   ------------

Item 8.01   Other Events.
            -------------

Filing of Computational Materials
---------------------------------

           Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2004-23.

           In connection with the offering of the Mortgage Pass-Through Certificates, Series 2004-23 (the "Certificates"), Countrywide Securities Corporation ("CSC"), as the underwriter of certain of the certificates, has prepared certain Computational Materials (as defined below) for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the mortgage loans underlying the Certificates (the "Mortgage Loans"), the Company did not participate in the preparation of the Computational Materials.

           For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any of the Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the Mortgage Loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

           The Computational Materials have been provided by CSC. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Mortgage Pass-Through Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

           The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for all investors.

           In addition, the actual characteristics and performance of the Mortgage Loans may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

           The Computational Materials listed as Exhibit 99.1 are attached hereto. The Computational Materials listed as Exhibit 99.2 hereto were filed on Form SE on September 23, 2004.

Section 9.  Financial Statements and Exhibits.
---------   ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

                      99.1   Computational Materials dated September 21, 2004.

                      99.2 Computational Materials filed on Form SE on September 23, 2004, pursuant to Rule 311(j) of Regulation S-T.

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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        CWMBS, INC.




                                                        By: /s/ Darren Bigby
                                                            -----------------
                                                            Darren Bigby
                                                            Vice President


Date:  September 23, 2004

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                                 Exhibit Index
                                 -------------


Exhibit                                                                 Page
-------                                                                 -----

99.1     Computational Materials dated September 21, 2004.                7

99.2     Computational Materials filed on Form SE on September 23,        8
         2004, pursuant to Rule 311(j) of Regulation S-T.

                                 EXHIBIT 99.1


               Computational Materials dated September 21, 2004.

                                 EXHIBIT 99.2

                  Computational Materials filed on Form SE on
        September 23, 2004, pursuant to Rule 311(j) of Regulation S-T.

             [On file with the Securities and Exchange Commission]



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